Exhibit 99.1
Ellington Financial Announces Estimated Book Value Per Common Share as of November 30, 2023
OLD GREENWICH, Conn., December 26, 2023—Ellington Financial Inc. (NYSE: EFC) (the "Company") today announced its estimated book value per share of common stock of $14.06 as of November 30, 2023. This estimate includes the effects of both the previously announced monthly dividend of $0.15 per share of common stock, payable on December 26, 2023 to holders of record on November 30, 2023, with an ex-dividend date of November 29, 2023; as well as the previously announced interim monthly dividend of $0.06 per share of common stock, payable on December 13, 2023 to holders of record on December 8, 2023, with an ex-dividend date of December 7, 2023.
Cautionary Statement Regarding Forward-Looking Statements
Estimated book value per common share is subject to change upon completion of the Company's month-end and quarter-end valuation procedures relating to its investment positions, and any such change could be material. There can be no assurance that the Company's estimated book value per common share as of November 30, 2023 is indicative of what the Company's results are likely to be for the three-month period or year ending December 31, 2023 or in future periods, and the Company undertakes no obligation to update or revise its estimated book value per common share prior to issuance of financial statements for such periods.
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company's actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in mortgage default rates and prepayment rates, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, the Company's ability achieve the cost savings and efficiencies, operating efficiencies, synergies and other benefits, including the increased scale, and avoid potential business disruption from the Company's completed merger with Arlington Asset Investment Corp., the Company's ability to maintain its qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K and Part II. Item 1A of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, which can be accessed through the Company's website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Financial
Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans, reverse mortgage loans, residential and commercial mortgage-backed securities, consumer loans and asset-backed securities backed by consumer loans, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.